FOR IMMEDIATE RELEASE

Investor Relations Contact:
Owens Realty Mortgage, Inc.
(925) 239-7001

Additional Investor Contact:
Bill Fiske
Georgeson LLC
212-440-9128
BFiske@georgeson.com

Media Contact:
Phil Denning
ICR, Inc.
646-277-1258
Phil.Denning@icrinc.com

Owens Realty Mortgage, Inc. Declares 25% Increase in Quarterly Dividend

Provides Progress Update on Previously Announced Plan to Enhance Corporate Governance Structure

WALNUT CREEK, Calif., April 25, 2018 -- Owens Realty Mortgage, Inc. (NYSE American: ORM) (the "Company") today announced that its Board of Directors (the "Board") has declared an increased quarterly dividend of $0.20 per share of common stock for the quarter ending June 30, 2018. The dividend is payable on July 13, 2018 to shareholders of record at the close of business on June 29, 2018, which represents a 25% increase in the Company's quarterly dividend. Additionally, the Company provided an update on its progress with respect to previously announced plans to enhance its governance structure.

Commenting on the Company's increased dividend and shareholder-friendly corporate governance changes already underway, Bryan H. Draper, President and Chief Executive Officer, stated: "The previously announced amendment to our external management agreement – negotiated by management on one side and independent directors on the other – contemplated, among other things, that the Company would permanently reduce management fees."

"These changes along with the Company's longer term plans of reducing real estate ownership and growing our loan portfolio, significantly affected today's dividend announcement representing a 25% increase over the dividend paid to shareholders last quarter and a 100% increase over the 2017 fourth quarter dividend. In addition to this dividend increase, we continue to enhance shareholder value through stock repurchases, which over the past 5 years has included repurchasing approximately 2,103,000 shares of the Company's stock through December 31, 2017, representing 18.8% of the original shares outstanding, at an average price of $15.05 per share. We remain intensely focused on strategically and regularly returning capital to our shareholders through a mix of dividends and share repurchases."

The Company's Lead Independent Director, Dennis G. Schmal, stated: "The independent Board members are also leading the Company's efforts to implement targeted modifications to its corporate governance structure that align with the Company's commitment to shareholders. We are considering a range of inputs received from our shareholders, including, among others, adopting formal policies with respect to Board diversity, voting standards with respect to uncontested director elections, director and officer stock ownership/retention guidelines, and hedging and pledging policies.

"Consistent with the Company's commitment to Board diversity, we have been conducting a careful and thoughtful search process to identify female director candidates who possess the requisite skills and experience needed to assist in executing the Company's strategic growth plans," continued Schmal, "We look forward to identifying this candidate for appointment to the Board in the near-term."

About Owens Realty Mortgage, Inc.
Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust ("REIT") that focuses on the origination, investment, and management of commercial real estate mortgage loans. We provide customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. Our primary objective is to provide investors with attractive current income and long-term shareholder value. Owens Realty Mortgage, Inc., is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

Additional information can be found on the Company's website at www.owensmortgage.com.

Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Company's 2018 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the SEC on April 25, 2018 ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company's directors and executive officers in the Company's securities. If the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's definitive proxy statement for the 2017 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2017. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Stockholders. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at www.owensmortgage.com in the section "SEC Filings & Reports."

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about Owens Realty Mortgage Inc.'s plans, strategies, prospects, and anticipated events, including the corporate governance improvements, are based on current information, estimates, and projections; they are subject to, risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. The forward-looking statements made in this release include, but may not be limited to, expectations around the company's plans to distribute current and accumulated earnings in 2018, tax treatment and characterization of distributions made by the company in 2018, and timing and content of any announcements made with respect thereto.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in the Company's most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.